PRIME GROUP REALTY TRUST






                               Third Quarter, 2003

                 Supplemental Financial and Operating Statistics
                              for the three months
                            ended September 30, 2003

















This Supplemental Financial and Operating Statistics is not an offer to sell or a solicitation to buy any securities of the Company. Any offers to sell or solicitations to buy any securities of the Company shall be made by means of a prospectus.


Certain statements in this release regarding anticipated operating results and time are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Although the Company believes the statements and projections are based upon reasonable assumptions, actual results may differ from those projected. Key factors that could cause actual results to differ materially include economic downturns, successful and timely completion of acquisitions, renovations and development programs, leasing activities and other risks associated with the commercial real estate business, and as detailed in the Company's filings from time to time with the Securities and Exchange Commission.

                                         Table of Contents


Company Overview                                                                             Page
    Corporate Profile                                                                          3
    Board of Trustees and Executive
     Officers                                                                                  4

Quarterly Financial and Operating Results
    Consolidated Statements of Operations
           - Three Months ended September 30, 2003                                             5
    Consolidated Statements of Operations
           - Nine Months ended September 30, 2003                                              6
    Consolidated Reconciliation of Net (Loss) Income to Funds
    from Operations (FFO) available to Common Share/Unit Holders
           - Three and Nine Months ended September 30, 2003                                    7
    Consolidated Balance Sheet                                                                 8
    Leasing Activity Summary by Quarter                                                        9
    Leasing Activity Summary Year-to-Date                                                     10
    Same-Store Leasing Summary                                                                11

Market Capitalization and Indebtedness Information
    Market Capitalization                                                                     12
    Capital Markets Activity                                                                  13
    Indebtedness Schedule                                                                     14
    Interest Rate Hedge Agreements                                                            15
    Indebtedness Maturities                                                                   16

Portfolio Information
    Capital Expenditure
     Disclosure                                                                               17
    Property Summary                                                                          18
    Same-Store Information                                                                    19
    Office Lease Expiration Schedule                                                          20
    Industrial Lease Expiration Schedule                                                      21
    Largest Office Tenants by Square Footage                                                  22
    Largest Industrial Tenants by Square Footage                                              23
    North American Industrial Classification System (NAICS)                                   24

Investor Relations Information                                                                25


                          Corporate Profile


Prime Group Realty Trust is a fully-integrated, self-administered, and self-managed real estate investment trust (REIT) that owns, manages, leases, develops, and redevelops office and industrial property, primarily in metropolitan Chicago. As of November 5, 2003, we own 13 office properties containing an aggregate of 5.5 million net rentable square feet and 30 industrial properties containing an aggregate of 3.9 million net rentable square feet. In addition, we have joint venture interests in three office properties totaling 2.8 million rentable square feet: 77 West Wacker Drive and Bank One Center in Chicago, Illinois, and Thistle Landing in Phoenix, Arizona. The portfolio also includes 232.4 acres of developable land.

In terms of net rentable square feet, all of our properties are located in metropolitan Chicago and accounted for all of our total rental revenue (excluding discontinued operations) for the quarter ended September 30, 2003.

Board of Trustees
-----------------

Douglas Crocker II
Principal, DC Partners LLC
Raymond H. D'Ardenne
Principal, Castle Pines Advisors
Jacque M. Ducharme
Vice Chairman Western Region and Director, Julien J. Studley, Inc. Daniel A. Lupiani
President, Lupiani & Associates, LLC
Stephen J. Nardi
Chairman of the Board of Trustees, Prime Group Realty Trust
Christopher J. Nassetta
President and Chief Executive Officer, Host Marriott Corporation



Executive Officers
-----------------

Stephen J. Nardi
Chairman of the Board of Trustees
Jeffrey A. Patterson
President, Chief Investment Officer
Steven R. Baron
Executive Vice President, CBD Office Leasing
Donald F. Faloon
Executive Vice President, Development
Richard M. FitzPatrick
Executive Vice President, Chief Financial Officer
James F. Hoffman
Executive Vice President, General Counsel and Secretary
Faye I. Oomen
Executive Vice President, Suburban/CBD Office Leasing
John F. Bucheleres
Senior Vice President, CBD Office Leasing
Paul G. Del Vecchio
Senior Vice President, Capital Markets
Roy P. Rendino
Senior Vice President, Finance and Chief Accounting Officer
Christopher "Kit" J. Sultz
Senior Vice President, Industrial Operations

Prime Group Realty Trust
Consolidated Statements of Operations
(Dollars in thousands, except per share data)
(Unaudited)


                                                              Three Months ended
                                                                 September 30
                                                               2003             2002
                                                  -----------------------------------
Revenue:
Rental                                                      $26,647          $23,526
Lease termination fees                                          366            1,555
Tenant reimbursements                                        16,278           14,227
Other property revenues                                       1,197            1,022
Services Company revenue                                      1,491            2,770
                                                  -----------------------------------
Total revenue                                                45,979           43,100

Expenses:
Property operations                                          11,984           10,997
Real estate taxes                                             9,721            9,166
Depreciation and amortization                                 9,706            7,292
General and administrative                                    2,558            2,519
Services Company expenses                                     1,081            1,662
Provision for asset impairment                                  900                -
Severance costs                                                   -              175
Strategic alternative costs                                       7              554
Other expense                                                     -              189
                                                  -----------------------------------
Total expenses                                               35,957           32,554
                                                  -----------------------------------

Operating income                                             10,022           10,546
Other income                                                    237              493
  Interest:
    Expense                                                 (13,928)          (9,934)
    Amortization of deferred financing costs                 (1,027)            (933)
                                                  -----------------------------------
(Loss) income from continuing operations before
 minority interests                                          (4,696)             172
Minority interests                                              804              967
                                                  -----------------------------------
(Loss) income from continuing operations                     (3,892)           1,139
Discontinued operations, net of minority
 interests of $(2) and $(322)
 in 2003 and 2002, respectively                                  16              533
                                                  -----------------------------------
Net (loss) income                                            (3,876)           1,672
Net income allocated to preferred shareholders               (2,250)          (2,450)
                                                  -----------------------------------
Net loss available to common shareholders                   $(6,126)           $(778)
                                                  ===================================

Basic and diluted earnings available to common
 shares per weighted-average common share:
Loss from continuing operations, net of minority
 interests and the allocation of net income to
 preferred shareholders                                     $ (0.26)          $(0.08)
Discontinued operations, net of minority interests                -             0.03
                                                  -----------------------------------
Net loss available per weighted-average common
 share of beneficial interest -basic and diluted            $ (0.26)          $(0.05)
                                                  ===================================

Prime Group Realty Trust
Consolidated Statements of Operations
(Dollars in thousands, except per share data)
(Unaudited)

                                                                Nine Months ended
                                                                 September 30
                                                               2003             2002
                                                  -----------------------------------
Revenue:
Rental                                                      $79,913          $72,150
Lease termination fees                                       31,592            2,300
Tenant reimbursements                                        46,268           42,476
Other property revenues                                       3,730            3,893
Services Company revenue                                      2,956            5,530
                                                  -----------------------------------
Total revenue                                               164,459          126,349

Expenses:
Property operations                                          34,600           33,418
Real estate taxes                                            30,481           27,511
Depreciation and amortization                                29,151           21,983
General and administrative                                    7,504            6,964
Services Company expenses                                     2,248            3,671
Provision for asset impairment                                  900            5,171
Severance costs                                                   -            2,154
Strategic alternative costs                                     480            1,467
Other expense                                                     -              189
                                                  -----------------------------------
Total expenses                                              105,364          102,528
                                                  -----------------------------------

Operating income                                             59,095           23,821
Other income                                                  2,331            1,740
  Interest:
    Expense                                                 (43,691)         (27,019)
    Amortization of deferred financing costs                 (3,977)          (2,309)
                                                  -----------------------------------
Income (loss) from continuing operations before
 minority interests                                          13,758           (3,767)
Minority interests                                           (5,316)           6,428
                                                  -----------------------------------
Income from continuing operations                             8,442            2,661
Discontinued operations, net of minority interests
 of $(1,103) and $13,344
 in 2003 and 2002, respectively                               2,672          (19,084)
                                                  -----------------------------------
Income (loss) before loss on sales of real estate            11,114          (16,423)
Loss on sales of non-operating properties, net of
 minority interests of $626 in 2002                               -             (895)
                                                  -----------------------------------
Net income (loss)                                            11,114          (17,318)
Net income allocated to preferred shareholders               (6,750)          (9,029)
                                                  -----------------------------------
Net income (loss) available to common shareholders           $4,364         $(26,347)
                                                  ===================================

Basic and diluted earnings available to common
 shares per weighted-average common share:
Income (loss) from continuing operations, net of
 minority interests and the allocation of net
 income to preferred shareholders                            $ 0.09           $(0.40)
Discontinued operations, net of minority interests             0.14            (1.22)
Loss on sales of real estate, net of minority
 interests                                                        -            (0.06)
                                                  -----------------------------------
Net income (loss) available per weighted-average
 common share of beneficial interest -basic and
 diluted                                                     $ 0.23           $(1.68)
                                                  ===================================

%%%%-DO-NOT-MODIFY-THIS-LINE-%%%%_Table_7_Start
GAAP Reconciliation of Net (Loss) Income to Funds from Operations (FFO)
Available to Common Share/Unit Holders
(Dollars omitted, except per share/unit data)
(Unaudited)


                                                           Three Months Ended    Nine Months Ended
                                                              September 30         September 30
                                                              2003        2002      2003       2002
                                                         -------------------------------------------
Net (loss) income                                          $(3,876)     $1,672   $11,114   $(17,318)
Adjustments to reconcile to Funds from Operations:
Real estate depreciation and  amortization                   9,365       7,262    28,101     21,675
Amortization of costs for leases assumed                       675         250     1,743        570
Share of joint venture real estate depreciation and
 amortization                                                  873         846     2,598      2,533
Loss on sale of operating property, net of minority
 interests                                                       -           -         -        687
Adjustments for discontinued operations:
    Real estate depreciation and  amortization                   -         746       555      4,631
    (Gain) loss on sale (included in discontinued
     operations)                                                 -        (103)   (1,220)     3,709
    Minority interests                                           2         322     1,103    (13,344)
Minority interests                                            (804)       (967)    5,316     (6,428)
                                                         -------------------------------------------
FFO(1)                                                      $6,235     $10,028   $49,310    $(3,285)
Income allocated to preferred shareholders                  (2,250)     (2,450)   (6,750)    (9,029)
                                                         -------------------------------------------
FFO available to common share/unit holders                  $3,985      $7,578   $42,560   $(12,314)
                                                         ===========================================

FFO available to common share/unit holders per share/unit
      of beneficial interest:
           Basic and Diluted                                 $0.15       $0.28     $1.59     $(0.46)
                                                         ===========================================

Weighted average shares/units of beneficial interest:
       Common shares                                        23,665      15,675    18,919     15,673
       Nonvested employee stock grants                           6          16         6         22
       Operating Partnership units                           3,076      11,058     7,822     10,975
                                                         -------------------------------------------
            Basic                                           26,747      26,749    26,747     26,670
                                                         ===========================================

       Common shares                                        23,665      15,675    18,919     15,673
       Nonvested employee stock grants                           6          16         6         22
       Employee stock options                                   17           -        12          -
       Operating Partnership units                           3,076      11,058     7,822     10,975
                                                         -------------------------------------------
            Diluted                                         26,764      26,749    26,759     26,670
                                                         ===========================================

(1) Funds from Operations is a non-GAAP financial measure. Funds from Operations ("FFO") is defined as net income (loss), computed in accordance with generally accepted accounting principles ("GAAP") plus real estate depreciation and amortization, excluding gains (or losses) from sales of operating properties and after comparable adjustments for unconsolidated joint ventures and discontinued operations. Funds from Operations includes results from discontinued operations, including related revenues, property operations expense, real estate taxes expense and interest expense. The Company computes FFO in accordance with standards established by the National Association of Real Estate Investment Trusts ("NAREIT"), which may not be comparable to FFO reported by other REITs that do not define the term in accordance with the current NAREIT definition or that interpret the current NAREIT definition differently than the Company.

     The Company utilizes FFO as a performance measure. The Company believes that FFO provides useful information to investors regarding the Company's performance as FFO provides investors with additional means of comparing the Company's operating performance with the operating performance of its competitors. FFO is not representative of cash flow from operations, is not indicative that cash flows are adequate to fund all cash needs and should not be considered as an alternative to cash flows as a measure of liquidity. The Company believes that net income (loss) is the most directly comparable GAAP financial measure to FFO.


     FFO and FFO available to common share/unit holders for the three and nine months ended September 30, 2002 have been restated to include the provisions for asset impairment of $0.2 million and $34.4 million (included in discontinued operations), respectively, previously excluded from the computation of FFO and FFO available to common share/unit holders.


Prime Group Realty Trust
Consolidated Balance Sheets
(Dollars in thousands, except share data)
(Unaudited)

                                                             September 30    December 31
                                                                 2003           2002
                                                            ------------------------------
Assets
Real estate, at cost:
 Land                                                             $146,745       $183,891
 Building and improvements                                         666,405      1,032,669
 Tenant improvements                                                82,743        111,547
 Furniture, fixtures and equipment                                  10,304         10,218
                                                            ------------------------------
                                                                   906,197      1,338,325
 Accumulated depreciation                                         (122,219)      (110,387)
                                                            ------------------------------
                                                                   783,978      1,227,938
 Property held for development                                      22,577         20,158
                                                            ------------------------------
                                                                   806,555      1,248,096

Property held for sale                                             398,071              -
Investments in unconsolidated entities                               1,285          1,440
Cash and cash equivalents                                            9,494         15,800
Receivables, net of allowance of $2,460 and $1,867 at
 September 30, 2003 and December 31, 2002, respectively:
   Tenant                                                            2,774          3,178
   Deferred rent                                                    19,955         22,351
   Other                                                               361          2,453
Restricted cash escrows                                             68,547         58,933
Deferred costs, net                                                 21,345         53,943
Other                                                                3,098          3,987
                                                            ------------------------------
Total assets                                                    $1,331,485     $1,410,181
                                                            ==============================

Liabilities and Shareholders' Equity
Mortgages and notes payable                                       $589,547       $671,340
Bonds payable                                                       24,900         24,900
Construction financing                                                   -        208,198
Liabilities related to property held for sale                      274,157              -
Accrued interest payable                                             4,995         21,818
Accrued real estate taxes                                           27,047         36,642
Accrued tenant improvement allowances                               15,015         33,172
Accounts payable and accrued expenses                               16,811         12,159
Construction costs payable, including retention of $5,034 at
 December 31, 2002                                                       -         12,896
Liabilities for leases assumed                                      14,833         21,692
Deficit investment in unconsolidated entity                          2,258          4,223
Other                                                               24,098         17,059
                                                            ------------------------------
Total liabilities                                                  993,661      1,064,099
Minority interests:
 Operating Partnership                                              28,245         98,643
 Other                                                                   -          2,000
Shareholders' equity:
 Preferred Shares, $0.01 par value; 30,000,000 shares
  authorized:
   Series B - Cumulative Redeemable Preferred Shares,
    4,000,000 shares designated, issued and outstanding at
    September 30, 2003 and December 31, 2002                            40             40
 Common Shares, $0.01 par value; 100,000,000 shares
  authorized;
23,670,522 and 15,689,623 shares issued and outstanding at
September 30, 2003 and December 31, 2002, respectively                 236            157
 Additional paid-in capital                                        381,273        330,327
 Accumulated other comprehensive loss                               (4,007)        (6,008)
 Distributions in excess of earnings                               (67,963)       (79,077)
                                                            ------------------------------
Total shareholders' equity                                         309,579        245,439
                                                            ------------------------------
Total liabilities and shareholders' equity                      $1,331,485     $1,410,181
                                                            ==============================

Leasing Activity Summary (1)
September 30, 2003

                            New Leasing By Quarter
THIRD QUARTER 2003                                    Downtown    Suburban   Total Office  Industrial   Total Portfolio
NEW LEASING                                             Office      Office
                                                     -------------------------------------------------------------------------------
   6/30/2003 Net Rentable (1)                          6,289,718   1,687,169    7,976,887    3,874,712       11,851,599
   9/30/2003 Net Rentable (1)                          6,284,035   1,685,832    7,969,867    3,874,712       11,844,579

   6/30/2003 Occupied SF                               4,646,987   1,430,541    6,077,528    3,094,975        9,172,503
   6/30/2003 Occupied %                                     73.9%       84.8%        76.2%        79.9%            77.4%
             Number of New Leases Commencing                   5           2            7            1                8
             SF of New Leasing Commencing                  7,002       3,360       10,362       11,872           22,234
             Number of Expansions Commencing                   5           2            7            1                8
             SF of Expansions Commencing                  38,048       2,275       40,323       11,907           52,230
             Number of Move Outs                              12           3           15            1               16
             SF of Move Outs                              35,211       4,546       39,757       17,265           57,022
             Number of Lease Terminations                      4           -            4            2                6
             SF of Lease Terminations                     13,036           -       13,036      109,105          122,141
   9/30/2003 Occupied SF                               4,643,790   1,431,630    6,075,420    2,992,384        9,067,804
   9/30/2003 Occupied %                                     73.9%       84.9%        76.2%        77.2%            76.6%

Tenant Retention Statistics (2)
THIRD QUARTER 2003                                    Downtown    Suburban   Total Office  Industrial   Total Portfolio
                                                        Office      Office
                                                     ------------------------------------------------------------------------------
Number of Renewals                                            13           6           19            1               20
Number of Extensions                                           6           1            7            1                8
SF up for Renewal  (3)                                   155,301      27,204      182,505       58,731          241,236
SF of Leases Renewed                                     107,032      21,475      128,507       36,730          165,237
SF of Leases Extended                                     13,058       1,183       14,241        4,736           18,977
Retention Percentage                                        77.3%       83.3%        78.2%        70.6%            76.4%

Old Rental Rate Including Straight-Line Rent  (4)         $25.82      $25.36       $25.74        $7.93           $22.10
New Rental Rate Including Straight-Line Rent  (4)         $26.07      $24.40       $25.79        $8.16           $22.20
Percentage Change in Rental Rate                             1.0%      (3.8)%         0.2%         2.9%             0.5%

Old Rental Rate Excluding Straight-Line Rent  (5)         $26.14      $26.28       $26.16        $8.06           $34.23
New Rental Rate Excluding Straight-Line Rent  (5)         $25.91      $23.87       $25.57        $7.98           $33.55
Percentage Change in Rental Rate                           (0.9)%      (9.2)%       (2.3)%         (1)%             (2)%


1 6/30/03 & 9/30/03 Downtown Office totals include 77 West Wacker & Bank One Center, but exclude National City Center, which was sold on June 18, 2003.

2 Renewals include lease terms 36 months and greater, extensions include leases with terms of 12-35 months.

3    SF up for Renewal excludes tenants in bankruptcy and lease terminations.

4 Old and New Rental rates including Straight-Line Rent refer to the average gross rental rate over the term of the old lease and the lease renewal, respectively.

5 Old and New Rental rates excluding Straight-Line Rent refer to the gross rental rate in place at the expiration date of the old lease and the gross rental rate at the commencement date of the new lease, respectively.


Leasing Activity Summary (1)
September 30, 2003

Year to Date New Leasing
2003 NEW LEASING                                      Downtown    Suburban   Total Office  Industrial   Total Portfolio
                                                        Office      Office
                                                     -----------------------------------------------------------------------
  12/31/2002 Net Rentable (1)                          6,274,575   1,686,176    7,960,751    3,874,712       11,835,463
   9/30/2003 Net Rentable (1)                          6,284,035   1,685,832    7,969,867    3,874,712       11,844,579

  12/31/2002 Occupied SF                               4,461,991   1,430,943    5,892,934    3,270,585        9,163,519
  12/31/2002 Occupied %                                     71.1%       84.9%        74.0%        84.4%            77.4%
             Number of New Leases Commencing                  19           5           24            1               25
             SF of New Leasing Commencing              1,086,450      17,561    1,104,011       11,872        1,115,883
             Number of Expansions Commencing                  14           5           19            1               20
             SF of Expansions Commencing                  59,589      17,357       76,946       11,907           88,853
             Number of Move Outs                              30           6           36            3               39
             SF of Move Outs                             223,983      19,186      243,169      137,675          380,844
             Number of Lease Terminations                     11           4           15            3               18
             SF of Terminations                          740,257      15,045      755,302      164,305          919,607
   9/30/2003 Occupied SF                               4,643,790   1,431,630    6,075,420    2,992,384        9,067,804
   9/30/2003 Occupied %                                     73.9%       84.9%        76.2%        77.2%            76.6%

Tenant Retention Statistics (2)
                                                      Downtown    Suburban   Total Office  Industrial   Total Portfolio
        2003                                            Office      Office
                                                     -----------------------------------------------------------------------
Number of Renewals                                            31           9           40            1               41
Number of Extensions                                          17           6           23            1               24
SF up for Renewal  (3)                                   451,382      80,076      531,458       59,137          590,595
SF of Leases Renewed                                     173,616      31,197      204,813       36,730          241,543
SF of Leases Extended                                     53,783      31,037       84,820        4,736           89,556
Retention Percentage                                        50.4%       77.7%        54.5%        70.1%            56.1%

Old Rental Rate Including Straight-Line Rent  (4)         $28.52      $24.54       $27.67        $7.93           $25.92
New Rental Rate Including Straight-Line Rent  (4)         $29.84      $23.59       $28.50        $8.16           $26.82
Percentage Change in Rental Rate                             4.6%      (3.9)%         3.0%         2.9%             3.5%

Old Rental Rate Excluding Straight-Line Rent  (5)         $29.05      $24.96       $28.17        $8.06           $26.39
New Rental Rate Excluding Straight-Line Rent  (5)         $29.25      $23.31       $27.98        $7.98           $26.31
Percentage Change in Rental Rate                             0.7%      (6.6)%       (0.7)%         (1)%           (0.3)%

1 12/31/02 & 9/30/03 Downtown Office totals include 77 West Wacker & Bank One Center, but exclude National City Center, which was sold on June 18, 2003.

2 Renewals include lease terms 36 months and greater, extensions include leases with terms of 12-35 months.

3 SF up for Renewal excludes tenants in bankruptcy and lease terminations, as well as the Master Lease at 1051 Kirk Road (120,004 sf).

4 Old and New Rental rates including Straight-Line Rent refer to the average gross rental rate over the term of the old lease and the lease renewal, respectively.

5 Old and New Rental rates excluding Straight-Line Rent refer to the gross rental rate in place at the expiration date of the old lease and the gross rental rate at the commencement date of the new lease, respectively.



 Same Store Leasing Summary
 September 30, 2003 vs. September 30, 2002



                                                            Square FeetSF Leased % Leased     SF     SF Leased % Leased
                                                                (SF)
                                                            September  September SeptemberSeptember  September September
                                                              30, 2002  30, 2002  30, 2002  30, 2003  30, 2003  30, 2003
                                                            ------------------------------------------------------------
 Downtown Office
 33 W. Monroe                                                  846,759   768,429     90.7%   852,075   183,688     21.6%
 208 S. LaSalle                                                863,726   789,075     91.4%   865,410   803,219     92.8%
 180 N. LaSalle                                                758,478   683,438     90.1%   760,929   629,661     82.7%
 IBM Plaza                                                   1,358,913 1,319,664     97.1% 1,363,593 1,221,390     89.6%
                                                            ------------------------------------------------------------
 Downtown Office Total                                       3,827,876 3,560,606     93.0% 3,842,007 2,837,958     73.9%
                                                            ------------------------------------------------------------

 Suburban Office
 7100 Madison                                                   50,157    50,157    100.0%    50,157    50,157    100.0%
 Atrium Building                                                65,361    60,056     91.9%    65,329    57,152     87.5%
 Brush Hill                                                    109,877   109,877    100.0%   109,904   109,904    100.0%
 Continental Towers                                            925,091   718,446     77.7%   925,143   714,954     77.3%
 Enterprise Center II                                           62,619    54,270     86.7%    62,619    54,270     86.7%
 Jorie Boulevard                                               191,666   191,666    100.0%   191,666   186,493     97.3%
 Narco River                                                    65,386    52,065     79.6%    64,929    52,674     81.1%
 Narco Tower                                                    50,400    50,400    100.0%    50,400    50,400    100.0%
 Olympian Office Center                                        165,364   163,445     98.8%   165,685   151,696     91.6%
                                                            ------------------------------------------------------------
 Suburban Office Total                                       1,685,921 1,450,382     86.0% 1,685,832 1,427,700     84.7%
                                                            ------------------------------------------------------------

 Office Properties Totals                                    5,513,797 5,010,988     90.9% 5,527,839 4,265,658     77.2%
                                                            ------------------------------------------------------------

 Industrial Property
 Enterprise Center II                                          169,435    28,978     17.1%   169,435    28,978     17.1%
 Enterprise Center III                                         291,550   154,275     52.9%   291,550   154,275     52.9%
 Enterprise Center IV                                           87,484    85,800     98.1%    87,484    85,800     98.1%
 Enterprise Center EC                                           14,070    14,070    100.0%    14,070    14,070    100.0%
 Enterprise Center V                                           196,475   196,475    100.0%   196,475   196,475    100.0%
 Enterprise Center VI                                          250,266   248,255     99.2%   250,266   248,255     99.2%
 HEC                                                            76,821    71,203     92.7%    76,821    70,797     92.2%
 Enterprise Center VII                                         462,670   462,670    100.0%   462,670   462,670    100.0%
 Enterprise Center VIII                                        242,199    81,859     33.8%   242,199         -      0.0%
 Enterprise Center IX                                          162,682   107,469     66.1%   162,682   107,469     66.1%
 Enterprise Center X                                           172,775   169,659     98.2%   172,775   142,413     82.4%
 Arlington I-III                                               304,506   304,506    100.0%   304,506   304,506    100.0%
 342 Carol                                                      67,935    67,935    100.0%    67,935    67,935    100.0%
 343 Carol                                                      30,084    30,084    100.0%    30,084    30,084    100.0%
 370 Carol                                                      60,290    60,290    100.0%    60,290    60,290    100.0%
 388 Carol                                                      40,502    40,502    100.0%    40,502    40,502    100.0%
 200 Fullerton                                                  66,254    66,254    100.0%    66,254    66,254    100.0%
 350 Randy                                                      25,200    25,200    100.0%    25,200    22,050     87.5%
 550 Kehoe                                                      44,575    44,575    100.0%    44,575    44,575    100.0%
 4160 Madison                                                   79,532    79,532    100.0%    79,532    79,532    100.0%
 4211 Madison                                                   90,344    90,344    100.0%    90,344    90,344    100.0%
 4300 Madison                                                  127,129   103,350     81.3%   127,129   127,129    100.0%
 1051 Kirk Road                                                120,004   120,004    100.0%   120,004   120,004    100.0%
 1401 S. Jefferson                                              17,265    17,265    100.0%    17,265         -      0.0%
 11039 Gage                                                     21,935    21,935    100.0%    21,935    21,935    100.0%
 11045 Gage                                                    136,600   136,600    100.0%   136,600   136,600    100.0%
 555 Kirk                                                       62,400    62,400    100.0%    62,400    62,400    100.0%
 1541 Abbott                                                    43,930    43,930    100.0%    43,930    43,930    100.0%
 Prime Aurora                                                  257,600   216,200     83.9%   257,600   161,000     62.5%
 200 S. Mitchell                                               152,200   152,200    100.0%   152,200   152,200    100.0%
                                                            ------------------------------------------------------------
 Industrial Property Totals                                  3,874,712 3,303,819     85.3% 3,874,712 3,142,472     81.1%
                                                            ------------------------------------------------------------

 Joint Venture Property
 77 West Wacker                                                944,556   923,157     97.7%   944,556   867,852     91.9%
                                                            ------------------------------------------------------------
 Total Joint Venture                                           944,556   923,157     97.7%   944,556   867,852     91.9%
                                                            ------------------------------------------------------------

                           TOTALS                           10,333,065 9,237,964     89.4%10,347,107 8,275,982     80.0%
                                                            ============================================================




Market Capitalization
September 30, 2003



Common Equity
-------------------------------------------------------------------
Common Shares Outstanding                                               23,670,522
Operating Partnership Units(1)                                           3,076,586
                                                                      -------------
Total Shares and Units                                                  26,747,108
PGE Share Price(2)                                                           $6.65
                                                                      -------------
Market Value of Common Equity                                         $177,868,268
                                                                      =============

                                                                                   Cumulative
Preferred Stock                                                                     Dividend
-------------------------------------------------------------------                ----------
Series B Cumulative Redeemable Preferred (3)                          $100,000,000      9.00%
                                                                      -------------
Total Preferred                                                       $100,000,000
                                                                      -------------





                                                                        Principal   Weighted  Weighted
                                                                                     Average   Average
                                                                                               Maturity
Indebtedness                                                           Outstanding Interest    With    Without
                                                                                     Rate(4)  Extension Extension
                                                                                               Options  Options
-------------------------------------------------------------------   -------------------------------------------
Secured                                                               $614,446,985      6.28%     4.61      3.74
Construction Financing                                                 244,533,094      7.69%     1.27      0.27
                                                                      -------------
Total                                                                 $858,980,079
                                                                      =============



Indebtedness Allocation
-------------------------------------------------------------------
Fixed Rate                                                            $240,882,832      8.74%     6.55      6.47
Hedged Variable Rate(5)                                                339,050,000      4.80%     3.42      1.91
Non-Hedged Variable Rate                                                 9,614,153      4.30%     1.20      1.20
Senior Construction                                                    169,533,094      3.92%     1.27      0.27
Mezzanine Construction                                                  75,000,000     16.22%     1.27      0.27
Industrial Development Revenue Bonds (IDRBs)                            24,900,000      3.34%     3.26      3.26
                                                                      -------------
Total                                                                 $858,980,079
                                                                      =============


(1)  Convertible one-for-one into common shares

(2)  Price as of September 30, 2003

(3) The Series B shares may be redeemed at our option at a redemption price of $25.00 per share plus accrued and unpaid dividends (which totaled $9,000,000 at September 30, 2003 for the fourth quarter of 2002 and the first, second, and third quarters of 2003.)

(4)  Based on interest rates as of September 30, 2003

(5)  See Interest Rate Hedge Agreement Schedule for hedge details


Capital Markets Activity
Three months ended September 30, 2003



Beginning Indebtedness Balance (June 30, 2003)         $853,670,959


Indebtedness Retirement (Third Quarter):
                                                           Amount
Property/Indebtedness Type                                Retired    Institution
------------------------------------------------------ ------------- ---------------

Principal Amortization                                  $(1,053,125) Various
                                                       -------------
     Total                                              $(1,053,125)
                                                       =============
                                                                                                     Interest
New Indebtedness (Third Quarter):                                                                      Rate
                                                          Current                                       at       Loan
Property/Indebtedness Type                                 Amount    Institution     Classification 9/30/2003  Maturity
------------------------------------------------------ ------------- --------------- -------------- ---------- ---------
Bank One Center/Additional Construction Proceeds                     HypoVereinsbank Hedged
                                                         $6,362,245                   Variable Rate      3.92% 1/5/2004
                                                       -------------
     Total                                               $6,362,245
                                                       =============

Ending Indebtedness Balance (September 30, 2003)       $858,980,079
                                                       =============



Indebtedness Schedule
September 30, 2003



                                                                           Maturity Date
                                    Original                              with    Annualized
                                      Loan    Interest Loan  Maturity   Extenion     Debt                   Recourse
Lender           Portfolio or        Amount     Rate  Term     Date      Options    Service                  Amount
                  Property                             (yrs)                                     09/30/03
-----------------------------------------------------------------------------------------------------------------------
Fixed Rate
 Indebtedness:
CIGNA            Continental
                  Towers (1701
                  Golf Road)       75,000,000    7.22% 15.0    1/5/013            $6,487,877  $68,045,357   $2,145,692
CIBC Oppenheimer Nardi Industrial  16,511,000    7.17% 10.0   5/1/2008             1,340,880   15,608,147            -
Midland Loan     Nardi Industrial
 Services                          15,556,000    7.17% 10.0   5/1/2008             1,263,324   14,705,367            -
Midland Realty   Nardi Industrial
 Funding                           14,933,000    7.17% 10.0   5/1/2008             1,212,720   14,116,434            -
Greenwich Capital7100 Madison       3,908,000    8.44% 10.0   5/1/2010               358,597    3,816,562            -
LaSalle Bank,    Jorie Plaza ( 800
 N.A.             Jorie Boulevard) 22,800,000    8.33% 10.0  12/1/2010             2,080,873   22,353,043            -
CIBC Oppenheimer Narco River
                  Business Center   2,800,000    8.68% 10.0  12/1/2009               274,644    2,676,129            -
                      (1600 167th
                       Street)                                                             -
Deutsche Banc    Brush Hill Office
 Mortgage Capital Courte            8,200,000    8.76% 10.0   1/1/2010               774,816    8,000,643            -
                      (740
                       Pasquinelli
                       Drive)                                                              -
Capital Company  208 South LaSalle
 of America       Street           45,800,000    7.79% 15.0  4/11/2013             3,986,250   43,325,023            -
Deutsche Banc    Enterprise Office
 Alex. Brown      II (2305
                  Enterprise Dr.)   6,000,000    7.63% 10.0   3/1/2011               509,611    5,876,388            -
LaSalle Bank,    555 Kirk Road and
 N.A.             1543 Abbott
                  Drive             2,500,000    7.35%  1.0  4/30/2005               213,444    2,359,740      625,000
Security Capital Various
 Preferred
 Growth, Inc.                      37,279,909   13.50%  1.0  1/12/2004  7/10/2004  2,700,000   20,000,000   20,000,000
Security Capital Various
 Preferred
 Growth, Inc.                      20,000,000   15.75%  1.0  1/12/2004  7/10/2004  3,150,000   20,000,000   20,000,000
                                                                                             --------------------------
Total Fixed Rate
 Indebtedness                                                                                 240,882,833   42,770,692
                                                                                             --------------------------

Hedged Variable
 Rate
 Indebtedness(1):
DGZ Deka Bank    33 West Monroe
                  Street           67,000,000    2.64%  5.0 11/15/2005 11/15/2007  3,451,152   60,000,000    3,000,000 (2)
Greenwich Capital180 North LaSalle
                  Street           60,000,000    4.88%  3.5  1/15/2004             2,928,000   60,000,000            -
Fleet National   33 West Monroe
 Bank             Street           12,500,000    8.12%  3.0 11/15/2004             1,642,365   12,150,000   12,150,000
Fleet National   Jorie Plaza and
 Bank             208 So. Lasalle
                  Street           20,000,000    8.12%  3.0 11/15/2004               966,280   11,900,000   11,900,000
Lehman Brothers  IBM Plaza (330
 Bank FSB         North Wabash
                  Ave)            130,211,771    3.70%  3.0   3/9/2006   3/9/2008  4,817,836  130,211,771   10,000,000
Lehman Brothers  IBM Plaza (330
 Bank FSB         North Wabash
                  Ave)             64,788,229    7.70%  3.0   3/9/2006   3/9/2008  4,988,694   64,788,229            -
                                                                                             --------------------------
Total Hedged
 Variable Rate
 Indebtedness                                                                                 339,050,000   37,050,000
                                                                                             --------------------------

Non-hedged
 Variable Rate
 Indebtedness:
Corus Bank       200 South
                  Mitchell Court    4,235,000    5.00%  2.0   9/1/2005               285,319    4,056,652    4,056,652
LaSalle Bank,    1455 Sequoia
 N.A.             Drive             6,000,000    3.72%  2.0  5/31/2004               206,739    5,557,500    5,557,500
IN Industrial    Enterprise I -
 Development      Enterprise VI
 Revenue Bonds                     24,900,000    3.34%  5.0   1/2/2007               831,660   24,900,000   25,241,101
                                                                                             --------------------------
Total Non-hedged Variable Rate
 Indebtedness                                                                                  34,514,152   34,855,253
                                                                                             --------------------------

Construction
 Indebtedness
LNR Property     Bank One Center
 Corporation      Mezzanine Loan   75,000,000   16.22%  0.8   1/5/2004   1/5/2005 11,250,000   75,000,000
HypoVereinsbank  Bank One Center
                  Construction
                  Loan            222,000,000    3.92%  3.0   1/5/2004   1/5/2005  6,107,366  169,533,094   60,000,000
                                                                                             --------------------------
Total
 Construction
 Indebtedness                                                                                 244,533,094   60,000,000
                                                                                             --------------------------


Total
 Indebtedness                                                                                $858,980,079 $174,675,945
                                                                                             ==========================
*N/A - Not applicable as debt is
 no longer outstanding

(1)  See Interest Rate Hedge Agreement schedule for hedge details

(2) On June 19, 2002 a cash escrow deposit of $3.0 million was made to secure this obligation.


Interest Rate Hedge Agreements
September 30, 2003


                                                Type of               Index    Notional     FloatingFinancial  Maturity
Counterparty                                      Hedge    Strike     Rate      Amount       Index  Institution  Date
------------------------------------------------------------------------------------------------------------------------

33 West Monroe Street, LLC                          Cap                                      1 MO   CDC
                                                                                              LIBOR  Financial
                                                                                                     Products
                                                                6.50%1.1200% $67,000,000             Inc.      10/31/04

33 West Monroe Street, LLC                          Cap                                      1 MO   Fleet
                                                                                              LIBOR  National
                                                             8.35% - 1.1200% $12,500,000             Bank      11/15/03
                                                                9.00%

330 North Wabash Avenue                             Cap                                      1 MO   SMBC
                                                                                              LIBOR  Capital
                                                                                                     Markets,
                                                                4.25%1.1200%$150,000,000             Inc.      12/13/03

180 North LaSalle Street, LLC                       Cap                                      1 MO   SBCM
                                                                                              LIBOR  Derivative
                                                                                                     Products
                                                                7.25%1.1193% $60,000,000             Ltd.      01/15/04

Prime Group Realty, LP                              Cap                                      1 MO   Fleet
                                                                                              LIBOR  National
                                                                7.50%1.1193% $11,900,000             Bank      11/15/04

Dearborn Center, LLC                                Cap                                      1 MO   HVB Risk
                                                                                              LIBOR  Management
                                                                                                     Products,
                                                             4.25% - 1.1200%$225,000,000 (1)         Inc.      01/05/04
                                                                7.40%

330 North Wabash Avenue                             Cap                                     1 MO    Lehman
                                                                                             LIBOR   Brothers
                                                                                                     Financial
                                                                6.60%1.1200%$130,211,771             Products  03/15/06

330 North Wabash Avenue Mezz                        Cap                                     1 MO    Lehman
                                                                                             LIBOR   Brothers
                                                                                                     Financial
                                                                                                     Products,
                                                                6.60%1.1200% $64,788,229             Inc.      03/15/06

Non-Consolidated Hedge Agreements

77 West Wacker Drive, LLC                        Collar                                      1 MO   Fleet
                                                                                              LIBOR  National
                                                                7.75%1.1200%$152,500,000             Bank      09/30/04

(1) Notional amount increases automatically each month until it equals $230.0 million on December 22, 2003.


Indebtedness Maturities and Scheduled Amortization Payments
September 30, 2003


                                                                                                              Cumulative
                                                    Scheduled                             Total     PercentagePercentage
                                                   Amortization            Scheduled    Scheduled    of Debt   of Debt
         Year                                        Payments             Maturities   Maturities    Maturing  Maturing
         ------------------------------------------------------------------------------------------ --------------------
                                    2003                      $1,338,520           $-   $1,338,520        0.2%      0.2%
                                    2004                       4,850,811  373,990,594  378,841,405       44.1%     44.3%
                                    2005                       8,626,105   59,299,999   67,926,104        7.9%     52.2%
                                    2006                       3,771,872  195,000,000  198,771,872       23.1%     75.3%
                                    2007                       3,961,217   24,900,000   28,861,217        3.4%     78.7%
                                    2008+                      7,080,813  176,160,148  183,240,960       21.3%    100.0%
         ------------------------------------------------------------------------------------------ ----------
         TOTAL                                               $29,629,338 $829,350,740 $858,980,078      100.0%
                                         ========================================================== ==========


Indebtedness Maturities with Extension Options and Amortization Payments
September
 30, 2003


                                                                                                              Cumulative
                                                    Scheduled                             Total     PercentagePercentage
                                                   Amortization            Scheduled    Scheduled    of Debt   of Debt
         Year                                        Payments             Maturities   Maturities    Maturing  Maturing
         ------------------------------------------------------------------------------------------ --------------------
                                    2003                     $15,963,520           $-  $15,963,520        1.9%      1.9%
                                    2004                       3,350,811  114,457,500  117,808,311       13.7%     15.6%
                                    2005                       7,501,105  246,833,093  254,334,198       29.6%     45.2%
                                    2006                       3,771,872            -    3,771,872        0.4%     45.6%
                                    2007                       3,961,217   84,900,000   88,861,217       10.3%     56.0%
                                    2008+                     64,788,229  313,452,731  378,240,960       44.0%    100.0%
         ------------------------------------------------------------------------------------------ ----------
         TOTAL                                               $99,336,754 $759,643,324 $858,980,078      100.0%
                                         ========================================================== ==========


Capital Expenditure Disclosure  (1)
September 30, 2003

                                               Three Months    Three Months        Nine Months    Nine Months Year Ended  Year Ended
                                              Ended Sept 30   Ended Sept 30      Ended Sept 30 Ended Sept 30 December 31 December 31
                                                        2003            2002                2003       2002       2002         2001
                                             --------------------------------    ---------------------------------------------------
                                                     (dollars in thousands, except per square foot amounts)
From statement of cash flows
Additions to operating properties                    $13,706          $5,266             $50,807      $9,212    $26,456     $28,813
Additions to property under development                    9          28,334               2,419      68,424     97,956     122,411

Supplemental disclosure   (2)
Capital improvements:
Weighted average square feet in portfolio         11,835,463      12,571,990          12,307,574  12,625,181 12,163,958  12,748,665
Property related capital expenditures                  1,577             526               2,517       1,228      2,398       2,595
Per weighted average square foot in portfolio           0.13            0.04                0.20        0.10       0.20        0.20

Tenant improvements and leasing costs:  (3)
Office:
Retenanted space
Retenanted square feet                               291,456          13,580             426,616     120,654    158,683     346,496
Tenant improvements and leasing costs                    145             231               2,113       2,569      3,199      10,647
Per square foot leased                                  0.50           17.02                4.95       21.30      20.16       30.73
Renewal space
Renewal square feet                                   47,578           3,955             290,051      41,128    255,012     245,013
Tenant improvements and leasing costs                    284              22               4,088         523      3,868       2,767
Per square foot leased                                  5.97            5.61               14.09       12.71      15.17       11.29

Industrial:
Retenanted space
Retenanted square feet                               173,867               -             173,867     154,275    154,275     160,085
Tenant improvements and leasing costs                    347               -                 347           -          -         615
Per square foot leased                                  1.99               -                1.99           -          -        3.84
Renewal space
Renewal square feet                                   36,370               -              72,124           -          -     424,455
Tenant improvements and leasing costs                     10               -                  12           -          -         554
Per square foot leased                                  0.29               -                0.17           -          -        1.31
                                             --------------------------------    ---------------------------------------------------

Total capital improvements, tenant
 improvements and leasing costs                       $2,363            $779              $9,077      $4,321     $9,464     $17,178
                                             ================================    ===================================================


1  Includes 77 West Wacker and properties previously sold.
2  Presented on the accrual basis.
3  Renewals exclude lease terms less than 36 months.

Property Summary September 30, 2003


                                                                                 Gross Leasable Area Annualized
                                                                                                      Base Rent
                                                                                 ---------------------------------------
                                                                                    Square                       Annual
                                                                                                                   Base
                                                         Rentable   Year Built/    Footage    %       Annualized  Rent
                                                                                            Occupied               per
                                                                                             as of
                                               City      Square      Renovated    Occupied September  Base Rent  Square
                                                           Feet                             30, 2003               Foot
                                           -----------------------------------------------------------------------------
         CBD Office Properties
         ----------------------------------
         180 North LaSalle Street          Chicago, IL    760,929      1972/1999   595,726     78.3%  $9,945,845 $16.70
         208 South LaSalle Street          Chicago, IL    865,410     1914/1956/   768,761     88.8%  10,264,676  13.35
                                                                       1982/1991
         33 West Monroe Street             Chicago, IL    852,075           1980   183,688     21.6%   2,655,095  14.45
         Bank One Center                   Chicago, IL  1,497,472           2003 1,010,960     67.5%  24,559,053  24.29
         IBM Plaza                         Chicago, IL  1,363,593           1971 1,216,803     89.2%  21,060,970  17.31
                                                       -----------               ---------------------------------------
              Subtotal                                  5,339,479                3,775,938     70.7%  68,485,637  18.14

         Suburban Office Properties
         ----------------------------------
         7100 Madison Avenue               Willowbrook,
                                                IL         50,157           1998    50,157    100.0%     558,504  11.14
         Atrium Building                   Naperville,
                                                IL         65,329           1979    58,180     89.1%     811,830  13.95
         Brush Hill Office Court           Westmont, IL   109,904           1986   109,904    100.0%   1,567,513  14.26
         Continental Towers                  Rolling
                                            Meadows, IL   925,143 1977/1979/1981   712,121     77.0%  10,428,089  14.64
         Enterprise Center II              Westchester,
                                                IL         62,619      1998/1999    54,270     86.7%     778,741  14.35
         Jorie Plaza                       Oak Brook,
                                                IL        191,666      1961/1992   191,666    100.0%   3,499,833  18.26
         Narco River Business Center         Calumet
                                             City, IL      64,929           1981    52,674     81.1%     655,247  12.44
         Narco Tower Road                  Schaumburg,
                                                IL         50,400           1992    50,400    100.0%     622,944  12.36
         Olympian Office Center             Lisle, IL     165,685           1989   152,258     91.9%   2,562,547  16.83
                                                       -----------               ---------------------------------------
              Subtotal                                  1,685,832                1,431,630     84.9%  21,485,249  15.01
                                                       -----------               ---------------------------------------

         Total Office                                   7,025,311                5,207,568     74.1% $89,970,886 $17.28

         Industrial Properties
         ----------------------------------
         1401 South Jefferson Street       Chicago, IL     17,265      1965/1985         -      0.0%          $-     $-
         1543 Abbott Drive                 Wheeling, IL    43,930           1983    43,930    100.0%     158,112   3.60
         350 Randy Road                       Carol
                                            Stream, IL     25,200           1974    22,050     87.5%     133,206   6.04
         550 Kehoe Boulevard                  Carol
                                            Stream, IL     44,575           1997    44,575    100.0%     312,649   7.01
         555 Kirk Road                     St. Charles,
                                                IL         62,400           1990    62,400    100.0%     268,320   4.30
         Arlington Heights Combined         Arlington
                                              Hts, IL     304,506           1978   304,506    100.0%   1,079,204   3.54
         1051 Kirk Road                    Batavia, IL    120,004           1990         -      0.0%           -      -
         200 Fullerton                        Carol
                                            Stream, IL     66,254      1968/1995    66,254    100.0%     358,269   5.41
         4211 Madison                      Hillside, IL    90,344      1977/1992    90,344    100.0%     414,279   4.59
         4300 Madison                      Hillside, IL   127,129           1980   127,129    100.0%     560,761   4.41
         Narco Elmhurst - 343 Carol Lane   Elmhurst, IL    30,084           1989         -      0.0%           -      -
         Narco Elmhurst - 370 Carol Lane   Elmhurst, IL    60,290      1977/1994    60,290    100.0%     288,552   4.79
         Narco Elmhurst - 388 Carol Lane   Elmhurst, IL    40,502           1979    40,502    100.0%     244,531   6.04
         Narco Elmhurst-342-46 Carol Lane  Elmhurst, IL    67,935           1989    67,935    100.0%     378,324   5.57
         Narco Hillside-4160-70 Madison    Hillside, IL    79,532      1974/1994    79,532    100.0%     408,894   5.14
         Tri-State Industrial-11039 Gage    Franklin
                                             Park, IL      21,935      1965/1993    21,935    100.0%     129,197   5.89
         Tri-State Industrial-11045 Gage    Franklin
                                             Park, IL     136,600      1970/1992   136,600    100.0%     601,040   4.40
         Prime Aurora                       Aurora, IL    257,600           2000   161,000     62.5%     547,400   3.40
         200 S. Mitchell                   Addison, IL    152,200           1985   152,200    100.0%     613,905   4.04
         Enterprise Center VII- A,P        Chicago, IL    462,670   1916/1991-96   462,670    100.0%   1,507,736   3.26
         Enterprise Center VIII            Chicago, IL    242,199   1916/1991-96         -      0.0%           -      -
         Enterprise Center IX- Q,R,S       Chicago, IL    162,682   1916/1991-96   107,469     66.1%     329,930   3.07
         Enterprise Center X-T,C           Chicago, IL    172,775   1916/1991-96   142,413     82.4%     370,596   2.60
         Enterprise Center II                 East
                                            Chicago, IN   169,435   1917/1991-97    28,978     17.1%      89,020   3.07
         Enterprise Center III                East
                                            Chicago, IN   291,550   1917/1991-97   154,275     52.9%     360,000   2.33
         Enterprise Center IV                 East
                                            Chicago, IN    87,484   1917/1991-97    85,800     98.1%     284,086   3.31
         East Chicago Enterprise Center       East
                                            Chicago, IN    14,070   1917/1991-97    14,070    100.0%      31,658   2.25
         Enterprise Center V               Hammond, IN    196,475      1920-1952   196,475    100.0%     464,987   2.37
         Enterprise Center VI              Hammond, IN    250,266      1920-1952   248,255     99.2%     842,679   3.39
         Hammond Enterprise Center          Hammond IN     76,821      1920-1952    70,797     92.2%     193,479   2.73
                                                       -----------               ---------------------------------------
         Total Industrial                               3,874,712                2,992,384     77.2% $10,970,812  $3.67
                                                       -----------               ---------------------------------------

         Total Properties Owned                        10,900,023                8,199,952     75.2%$100,941,698 $12.31

         Joint Venture Properties
         ----------------------------------
         77 West Wacker Drive              Chicago, IL    944,556           1992   867,852     91.9% $26,119,881 $30.10
         Thistle Landing                   Phoenix, AZ    386,048           2000   259,006     67.1%   3,391,524  13.09
                                                       -----------               ---------------------------------------
         Total Joint Venture                            1,330,604                1,126,858     84.7% $29,511,405 $26.19

         Total                                         12,230,627                9,326,810     76.3%$130,453,103 $13.99
                                                       ===========               =======================================



                         Same-Store Information
        GAAP Reconciliation of Operating Income to Same-Store Net Operating Income
                               (Unaudited)

                                                                         Three months ended September
                                                                                   30, 2003
                                                                         -----------------------------------------------
                                                                                             Total   Corporate/
                                                                                           Same-store Operating
                                                                          Office Industrial Properties Partnership  Total
                                                                         -----------------------------------------------
                                                                            (dollars in
                                                                             thousands)

Operating income (loss)                                                  $11,844      $759   $12,603    $(2,581)$10,022

Properties not held in both periods                                       (4,438)        -    (4,438)         -  (4,438)
                                                                         -----------------------------------------------

Same-store operating income (loss)                                         7,406       759     8,165     (2,581)  5,584

Less:
Lease termination fees                                                      (139)     (227)     (366)         -    (366)
Services Company revenues                                                      -         -         -     (1,491) (1,491)
Real estate taxes                                                              -         -         -         25      25
Depreciation and amortization                                              5,652     1,350     7,002        401   7,403
General and administrative                                                     -         -         -      2,558   2,558
Services Company operations                                                    -         -         -      1,081   1,081
Strategic alternative costs                                                    -         -         -          7       7
Straight-line rent adjustment                                               (430)      266      (164)         -    (164)
                                                                         -----------------------------------------------

Same-store net operating income  (1)                                     $12,489    $2,148   $14,637         $- $14,637
                                                                         ===============================================


                                                                         Three months ended September
                                                                                   30, 2002
                                                                         -----------------------------------------------
                                                                                             Total   Corporate/
                                                                                           Same-store Operating
                                                                         Office Industrial Properties Partnership Total
                                                                         -----------------------------------------------
                                                                            (dollars in
                                                                             thousands)

Operating income (loss)                                                  $11,180    $1,664   $12,844    $(2,298)$10,546

Properties not held in both periods                                          211         -       211          -     211
                                                                         -----------------------------------------------

Same-store operating income (loss)                                        11,391     1,664    13,055     (2,298) 10,757

Less:
Lease termination fees                                                      (686)     (869)   (1,555)         -  (1,555)
Services Company revenues                                                      -         -         -     (2,770) (2,770)
Depreciation and amortization                                              5,847     1,364     7,211         81   7,292
General and administrative                                                     -         -         -      2,519   2,519
Severance costs                                                                -         -         -         63      63
Services Company operations                                                    -         -         -      1,662   1,662
Strategic alternative costs                                                    -         -         -        554     554
Loss on tax indemnifications                                                   -         -         -        189     189
Straight-line rent adjustment                                               (892)       29      (863)         -    (863)
                                                                         -----------------------------------------------

Same-store net operating income  (1)                                     $15,660    $2,188   $17,848         $- $17,848
                                                                         ===============================================

Percentage increase (decrease):
Same-store operating income (loss) (2)                                    (35.0)%   (54.4)%   (37.5)%
                                                                         ============================

Same-store net operating income (loss)                                    (20.3)%    (1.8)%   (18.0)%
                                                                         ============================


(1) Same-store net operating income is a non-GAAP financial measure. In arriving at same-store net operating income, the Company has excluded lease termination fee income, depreciation and amortization and the effects of straight-line rent. The Company believes exclusion of these items provides investors a meaningful comparison of income generated by the Company's properties from quarter to quarter.

(2) The decrease in same-store operating income for the office portfolio was principally due to a decrease in rental revenue as a result of the Arthur Andersen lease terminations. The principal decrease in same-store operating income for the industrial portfolio was due to a decrease of $0.6 million in lease termination fee income from the third quarter of 2003 was compared to the third quarter of 2002.

Office Lease Expiration Schedule September 30, 2003





                                                                            Average
                                                                             Annual
                                                  Annual Base*              Rent per      Net     Percentage of
                                                                             Net      Rentable
                       Year of Lease   Number     Rent Under              Rentable SF   Area       Total
                                          of                                            Subject   Leased SF
                                       Expiring    Expiring    Percentage Represented    to      Represented
                                                                   of          by      Expiring       by
                         Expiration     Leases      Leases     Expiring    Expiring    Leases     Expiring
                                                                 Leases      Leases      (SF)       Leases
         -------------------------------------------------- ------------- ----------- ----------- ----------
                                2003      28    $1,582,142         1.1%     $17.45     90,653         1.5%
                                2004      91    $7,246,748         5.2%     $15.98    453,495         7.3%
                                2005     126    $9,968,579         7.1%     $14.56    684,455        11.0%
                                2006      79   $10,739,062         7.7%     $13.70    783,997        12.6%
                                2007      46   $29,999,070        21.5%     $27.41  1,094,345        17.5%
                                2008      47    $7,200,416         5.2%     $17.28    416,611         6.7%
                                2009      23    $4,947,086         3.5%     $21.14    234,011         3.7%
                                2010      20   $17,025,935        12.2%     $27.87    610,910         9.8%
                                2011       5    $3,356,775         2.4%     $16.99    197,622         3.2%
                               2012+      39   $47,593,686        34.1%     $28.39  1,676,684        26.7%
                                                   -------- ------------- -----------             ----------
                       Total/Average      504 $139,659,499       100.0%     $22.37  6,242,783       100.0%
                                                   ======== ============= ===========             ==========

*    Does not include month-to-month leases
Annual rent is contract rent per lease which may be gross or net depending on the lease.
See Capital Expenditure Disclosure Schedule for historical costs associated with retenanting space.

Industrial Lease Expiration Schedule
September 30, 2003






                                                                                         Average
                                                                                           Annual
                                                        Annual               Rent per     Net    Percentage
                                                        Base*                  Net     Rentable      of
                          Year of Lease     Number   Rent Under            Rentable SF  Area      Total
                                             of                                       Subject  Leased SF
                                           Expiring  Expiring  Percentage Represented   to     Represented
                                                                   of         by     Expiring      by
                            Expiration     Leases    Leases    Expiring   Expiring   Leases    Expiring
                                                                 Leases     Leases     (SF)      Leases
         ---------------------------------------------------------------------------------------------------------------
                                   2003       3    $216,425        1.8%     $4.27    50,736        1.6%
                                   2004      10    $877,615        7.1%     $2.90   302,606        9.7%
                                   2005       8  $1,589,379       12.9%     $4.23   375,426       12.0%
                                   2006      14  $3,017,415       24.5%     $4.46   676,034       21.7%
                                   2007       4    $771,439        6.3%     $3.72   207,333        6.6%
                                   2008       6    $837,845        6.8%     $4.67   179,279        5.7%
                                   2009       0          $0        0.0%     $0.00         -        0.0%
                                   2010       2    $968,462        7.9%     $3.92   246,800        7.9%
                                   2011       4  $1,194,882        9.7%     $6.07   196,766        6.3%
                                  2012+       7  $2,823,199       23.0%     $3.18   887,364       28.5%
                                          --------------------------------------------------------------
                          Total/Average      58 $12,296,661      100.0%     $3.94 3,122,344      100.0%
                                          ==============================================================

*    Does not include month-to-month leases
Annual rent is contract rent per lease which may be gross or net depending on the lease.
See Capital Expenditure Disclosure Schedule for historical costs associated with retenanting space.


Largest Office Tenants by Square Footage
September 30, 2003                                                        Total   Percent   Annualized  Percent   Gross
                                                                                    SF of                   of
                                                                         Square    Total     YTD 2003    Total   Revenue
                                                                          Footage   Office                Office
                  Tenant                             Building            Occupied Portfolio   Gross     Portfolio  PSF
                                                                                              Revenue(1)
------------------------------------------------------------------------------------------------------------------------

Bank One, N.A.                             Bank One Center                623,212      7.8%  21,131,815      8.0%$33.91

Jenner & Block, LLC                        IBM Plaza                      336,702      4.2%  12,548,755      4.8%$37.27

IBM Corporation                            IBM Plaza/Continental
                                            Towers/Narco River            332,999      4.2%   8,487,331      3.2%$25.49

Citadel Investment Group, LLC(2)           Bank One Center                276,165      3.5%  11,908,768      3.0%$43.12

ABN AMRO Capital Markets Holdings, Inc.    208 South LaSalle Street       255,764      3.2%   5,429,296      2.1%$21.23

R.R. Donnelley & Sons Company              77 West Wacker Drive           241,569      3.0%  12,654,835      4.8%$52.39

Wachovia Securities, Inc.                  77 West Wacker Drive           197,384      2.5%  11,558,749      4.4%$58.56

Accenture                                  180 North LaSalle Street       171,887      2.2%   5,164,771      2.0%$30.05

Trizec Properties, Inc.                    IBM Plaza                      163,746      2.0%   6,557,255      2.5%$40.05

Jones Day                                  77 West Wacker Drive           140,179      1.8%   7,176,091      2.7%$51.19
                                                                        ------------------------------------------------
                                                                        2,739,607     34.4%$102,617,664     37.5%$37.46
                                                                        =========================================

1    Does not include straight-line rent

2 For comparative purposes, gross revenue is computed as if this tenant occupied its space for all of 2003. This tenant took occupancy on April 1, 2003.


Largest Industrial Tenants by Square Footage
September 30, 2003                                                               Percent

                                                                        Total    of Total Annualized Percent of
                                                                        Square
                                                                       Footage  Industrial YTD 2003    Total     Gross
                                                                                                      Industrial Revenue
Tenant                                           Building              Occupied Portfolio   Gross     Portfolio   PSF
                                                                                            Revenue(1)
------------------------------------------------------------------------------------------------------------------------

Co-Steel USA Distribution           Enterprise Center VII               385,345       9.9% 1,914,121       11.1%  $4.97

A.M. Castle & Co.                   Enterprise Center V                 252,595       6.5% 1,001,439        5.8%  $3.96
                                    Hammond Enterprise Center

Dynamic Manufacturing               4160-4190 Madison/4300 Madison/
                                     4211 Madison                       184,191       4.8% 1,334,723        7.7%  $7.25
  Company

Amurol Confections Company          1455 Sequoia Drive                  161,000       4.2%   739,676        4.3%  $4.59

Electric Coating Technologies, LLC(2) Enterprise III                    154,275       4.0%   429,087        1.1%  $2.78

Semblex Corporation                 388 Carol Lane/370 Carol Lane/342-
                                     346 Carol Lane                     143,917       3.7%   996,768        5.8%  $6.93


Standard Motor Products, Inc.       11045 Gage Avenue                   136,600       3.5%   797,867        4.6%  $5.84

AIM, LLC(3)                         Enterprise Center IX                107,469       2.8%   720,216        5.6%  $6.70

HECO Equipment Management Services  Enterprise Center VI                104,182       2.7%   494,416        2.9%  $4.75

Berlin Packaging Corporation        Arlington Heights                   104,000       2.7%   516,851        3.0%  $4.97
                                                                      --------------------------------------------------
                                                                      1,733,574      44.7%$8,945,163       51.9%  $5.16
                                                                      ==========================================


1    Does not include straight-line rent

2 For comparative purposes, gross revenue is computed as if this tenant occupied its space for all of 2003. This tenant took occupancy on June 6, 2003.

3 For comparative purposes, gross revenue is computed as if this tenant occupied its space for all of 2003. This tenant took occupancy on June 23, 2003.


NAICS Code September 30, 2003


                                                              Percent of Total
                                                                 Annualized       Percent of Total
  Code                                                           Base Rent          Square Feet
---------                                                   ----------------------------------------
      52 Finance and Insurance                                            33.49%              31.00%
      54 Professional, Scientific and Technical Services                  28.65%              21.31%
      31 Manufacturing                                                    18.39%              28.03%
      53 Real Estate and Rental/Leasing                                    4.85%               6.21%
      51 Information                                                       4.61%               3.74%
      62 Healthcare and Social Assistance                                  2.18%               2.58%
      44 Retail Trade                                                      1.87%               1.29%
      22 Other                                                             5.96%               5.84%
                                                            ----------------------------------------

                                                                         100.00%             100.00%
                                                            ========================================







                                   INVESTOR RELATIONS
                                       INFORMATION

Inquiries:

Prime Group Realty Trust (NYSE: PGE) welcomes any questions or comments from shareholders, analysts, investment managers, media or prospective investors.

Please address all inquiries to our Investor Relations
 Department:
------------------------------------------------------


Investor Relations Representative
Prime Group Realty Trust
77 West Wacker Drive
Suite 3900
Chicago, Illinois 60601

Phone:         312.917.8788
Facsimile:     312.917.1597
E-mail:        investorrelations@pgrt.com
Website:       www.pgrt.com

Independent Public Accountants:
Ernst & Young, LLP
Chicago, Illinois

Transfer Agent Services:
LaSalle National Bank
800-246-5761

Research Coverage:
Legg Mason Wood Walker, Inc.       David M. Fick                410.454.5018
                                   Kenneth S. Weinberg          410.454.5175

Stock Exchange Listing:
New York Stock Exchange
Common Shares Symbol: PGE
Preferred Shares Symbol: PGE pb

Our Supplemental Financial Package is available on our website and via e-mail. If you would like to receive this document electronically, please send your e-mail address to: investorrelations@pgrt.com In addition, please see the Investor Information section of our website for all financial reports.